THIRD AMENDMENT TO GUARANTY AGREEMENT



         THIS THIRD AMENDMENT TO GUARANTY AGREEMENT (the "Third Amendment"), dated as of March 1, 1996, is made by and between

         CONSO PRODUCTS COMPANY, a corporation organized and existing under the laws of the State of South Carolina (the "Guarantor"); and

         NATIONSBANK,   N.A.,  a  national  banking  association  organized  and
existing under the laws of the United States (the "Bank").


RECITALS:

         A. The Guarantor entered into that certain Guaranty Agreement, dated May 6, 1994 (the "Guaranty Agreement").

         B. The Guarantor and the Bank have agreed to modify and amend the Guaranty Agreement as set forth herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1.       The Guaranty Agreement is hereby amended as follows:

                  (a) The introductory paragraph of the Guaranty Agreement is amended in its entirety so that such paragraph now reads as follows:

                           THIS GUARANTY AGREEMENT, dated as of May 6, 1994,
                  as amended (the "Guaranty"), is given by

                           CONSO PRODUCTS COMPANY, a South Carolina
                  corporation (the "Guarantor"); and extended to

                           NATIONSBANK,  N.A.,  a national  banking  association
                  with  its  principal  offices  located  in  Charlotte,   North
                  Carolina (the "Bank") for the benefit of

                           BRITISH  TRIMMINGS  LIMITED,  an English company (the
                  "Borrower").

                  (b) Recital 1 is amended in its entirety so that such Recital now reads as follows:

                           1. The Bank has agreed to make loans (the "Loans") to the Borrower pursuant to the terms and conditions of that certain Promissory Note, dated February 29, 1996, executed by the Borrower in favor of

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                  the Bank in the original principal amount of up to
                  (pound)5,000,000 (the "Note").

         2. Except as hereby modified, all the terms and provisions of the Guaranty Agreement remain in full force and effect.

         3. The Guarantor will execute such additional documents as are reasonably requested by the Bank to reflect the terms and conditions of this Third Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Bank.

         4. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one counterpart.

         5. This Third Amendment and all other documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina.



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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their fully authorized officers as of the day and year first above written.


                             CONSO PRODUCTS COMPANY
ATTEST:


By (Signature of Konstance J.K. Findlay appears here)  By (Signature of J. Cary Findlay appears here)

Title VP Business Dev.                                 Title Chairman

         (Corporate Seal)


                             NATIONSBANK, N.A.

                             By (Signature of William A. Serenius appears here)
                                 William A. Serenius,
                                 Senior Vice President



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